Raymond James 37 Annual Institutional Investors Conference March 8, 2016 th Exhibit 99.1

Forward Looking Statements
This material and any oral statements made in connection with this material include
"forward-looking statements" within the meaning of the Securities Act of 1933 and the
Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-
looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s web site at
http://www.patenergy.com
or through the SEC’s Electronic Data Gathering and Analysis
Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and/or at the end of this presentation.
The Red Circular Rig Logo, the Universal Logo, and the terms PATTERSON UTI, and APEX are registered trademarks of Patterson–UTI Energy, Inc.

Contract Drilling
•
High quality fleet of land drilling rigs
including 161 APEX
®
rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Patterson-UTI reported results for the year ended December 31, 2015

Components of Revenue
Contract
Drilling
61%
Pressure
Pumping
38%
Oil &
Natural
Gas
1%

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
Strong reputation for regional
knowledge and efficient operations
•
Concentrated footprint provides
economies of scale

Patterson-UTI reported results for the year ended December 31, 2015
Components of Revenue
Contract
Drilling
61%
Pressure
Pumping
38%
Oil &
Natural
Gas
1%

Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16

PATTERSON-UTI
ENERGY INC.

Scaling The Business
Scaling our business effectively is key to our success…
…both in upturns and downturns
Patterson-UTI U.S. rig count and U.S. drilling staff size through February 25, 2016

Rig Count
Drilling Staff Size
Patterson-UTI U.S. Rig Count vs. U.S. Drilling Staff Size

Managing Supply Chain

•
Sourcing and Supply Security
–
Negotiated critical cost elements for
both Drilling and Pressure Pumping
–
Solidified availability of strategic
commodities
•
Reduced Costs in 2015
–
Sand costs down 25% -
35%
–
Sand hauling costs down 25% -
35%
–
Pump parts costs down 15% -
20%
–
Chemical costs down as much as 40%

PATTERSON-UTI
DRILLING COMPANY LLC

PATTERSON-UTI
ENERGY INC.

Contract Drilling

High Quality Drilling Rigs 128 30 3 APEX ® Rig Fleet by Drawworks Horsepower 1500hp 1000hp 2000hp 8 161 APEX ® Rigs

Majority of Adjusted EBITDA
from APEX
®
Rigs
APEX
®
Other
Electric
Mechanical
Adjusted EBITDA Contribution by Rig Class
*Adjusted EBITDA contribution by rig class excluding early termination revenues for the year ended December 31, 2015.

The APEX-XK
®
•
Enhanced X-Y mobility
–
Walk with full set-back of pipe in mast
–
More efficient rig up / rig down
–
Walking times average 45 minutes for
10’ –
15’ well spacing
•
Advanced environmental spill control
integrated into drilling floor
•
Reduced number of truck loads for
rig moves
•
53 APEX-XK 1500
®
and four APEX-
XK 1000
®
rigs in fleet
http://patenergy.com/drilling/technology

PATTERSON-UTI
RIG 247
APEXXK 1500

PATTERSON-UTI
ENERGY INC.

APEX-XK ® Integrated Walking System 11

APEX-XK ® Rig Walking on Pad 12 http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK ® Rig 12

West Texas
17 Rigs
Large Geographic Footprint
PTEN’s Active Rig Count by Region
as of March 3, 2016
Appalachia
23 Rigs
East Texas
5 Rigs
Mid-Continent
6 Rigs
Rockies
2 Rigs
South Texas
7 Rigs
North Dakota
8 Rigs

Canada
2 Rigs
http://patenergy.com/

Pressure Pumping

Modern Pumping Equipment 15 < 5 Years 70% 5 - 10 Years 25% >10 Years 5% Frac Horsepower by Age 4 Years Average Age

Modern Pumping Equipment
Quintuplex
80%
Modern
Triplex
15%
Legacy
Triplex
5%
Frac Horsepower by Pump Type
1Million
Horsepower

Modern triplex pumps defined as being placed in service within the last seven years.

Southwest Region:
Northeast Region:
35%
65%
Frac Horsepower
Fracturing horsepower: 663,800
Other horsepower: 32,165
Fracturing horsepower: 353,800
Other horsepower: 55,400
Market Concentration Provides Economies of Scale
Pressure Pumping Areas
Horsepower distribution as of December 31, 2015

Technology Focused
PropLogic™ Sand Management System

•
Fully enclosed well-site sand
management system
•
More accurate than conventional
sand trailers/bins
•
More efficient use of proppant
as
less sand is wasted

Technology Focused
PowderStim
®
Dry Friction Reducer

•
System hydrates powder form of
friction reducer directly into the
fluid stream
•
Logistically safer and more
efficient compared to liquefied
friction reducers
•
Successful with both fresh water
and heavy brines
•
More cost effective by utilizing
produced water

Technology Focused
Comprehensive Lab Services
•
Ability to test vendors’ chemicals
enhances quality controls
•
Unique in-house friction flow loop
test assembly for faster test
results
•
In-house lab services are faster
and more cost efficient than
outsourcing

Strong Financial Position

Investing in Our Company

$598
$637
$445
$453
$976
$1,012
$974
$662
$1,229
$744
$190
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
Year End
Capital Expenditures and Acquisitions
($ in millions)
2016 Capital expenditure forecast as of February 4, 2016

Strong Financial Position
25%
Debt/
Total Cap
Stockholder’s
Equity
4.97% Series A notes
Due October 5, 2020
4.27% Series B notes
Due June 14, 2022
Bank Term Loans
Maturing September 27, 2017

* Debt and equity balances as of December 31, 2015.  $255 million of bank term loans includes quarterly principal payments totaling $64 million in 2016.  Principal payments in 2017 include two quarterly payments totaling $47 million and payments at the maturity date of $144 million.
Capital Structure
($ in Millions)
$2,561
$255
$300
$300

Total Liquidity
$500
$113
$ in Millions
Line of Credit Availability
Cash

* * Debt and equity balances as of December 31, 2015.  $255 million of bank term loans includes quarterly principal payments totaling $64 million in 2016.  Principal payments in 2017 include two quarterly payments totaling $47 million and payments at the maturity date of $144 million.
•
$113 million cash
•
$500 million revolver availability
•
Of $855 million debt
–
$255 million matures September 2017
–
$300 million matures October 2020
–
$300 million matures June 2022

Why Invest in Patterson-UTI Energy?
•
High Quality Assets
–
161 APEX
®
rigs comprised primarily of
1500 horsepower and pad capable rigs
–
Creating value through focus on well
site execution
•
Technology leader
–
Leader in walking rigs for pad drilling
–
Innovator in deploying latest
technologies for pressure pumping
•
Financially flexible
–
Strong balance sheet
–
History of share buybacks
–
Dividends
–
Scalable business structure

Raymond James 37 th Annual Institutional Investors Conference March 8, 2016

Additional References

Three Months Ended
December 31,
Twelve Months Ended
December 31,
2015
2014
2015
2014
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss)
$
(58,658)
$
57,583
$(294,486)
$
162,664
Income tax expense (benefit)
(27,511)
41,216
(147,963)
91,619
Net interest expense
9,391
8,034
35,511
28,846
Depreciation, depletion, amortization and impairment
175,302
180,157
864,759
718,730
Impairment
of
goodwill
-
-
124,561
-
Adjusted EBITDA
$
98,524
$
286,990
$
582,382
$1,001,859
Total revenue
$
338,566
$
901,219
$1,891,277
$3,182,291
Adjusted EBITDA margin
29.1%
31.8%
30.8%
31.5%
Adjusted EBITDA by operating segment:
Contract drilling
$
95,681
$
208,200
$
527,204
$
765,874
Pressure pumping
10,904
78,763
84,115
236,676
Oil and natural gas
1,184
7,671
13,431
37,094
Corporate and other
(9,245)
(7,644)
(42,368)
(37,785)
Consolidated Adjusted EBITDA
$
98,524
$
286,990
$
582,382
$1,001,859
(1)
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense.
We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.
Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We define margin as revenues less direct operating costs.
We present margin because we believe it to be the
component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Non-GAAP Financial Measures